EXHIBIT 10.1



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                               LOAN SALE AGREEMENT


                   Dated and Effective as of February 10 2004

                                 by and between

              American Insured Mortgage Investors - Series 85, L.P.

                                     SELLER



                                       and

                      Greystone Servicing Corporation, Inc.

                                      BUYER



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                                TABLE OF CONTENTS

                                                                                                      Page
ARTICLE 1- DEFINITIONS.................................................................................1
     Section 1.1     Agreement.........................................................................1
     Section 1.2     Assigned Rights and Obligations...................................................2
     Section 1.3     Assignment and Assumption of Assigned Rights and Obligations......................2
     Section 1.4     Business Day......................................................................2
     Section 1.5     Closing...........................................................................2
     Section 1.6     Closing Date......................................................................2
     Section 1.7     Cobblestone Loan .................................................................2
     Section 1.8     Closing Documents.................................................................2
     Section 1.9     Collateral........................................................................2
     Section 1.10    Collateral Document...............................................................2
     Section 1.11    Intentionally Deleted.............................................................2
     Section 1.12    Escrow............................................................................2
     Section 1.13    Escrow Holder.....................................................................2
     Section 1.14    Intentionally Deleted.............................................................3
     Section 1.15    Loans.............................................................................3
     Section 1.16    Loan Documents....................................................................3
     Section 1.17    Loan Note.........................................................................3
     Section 1.18    Obligor...........................................................................3
     Section 1.19 Plantation Loan .....................................................................3
     Section 1.20    Purchase Price....................................................................3

     ARTICLE 2- PURCHASE AND SALE OF THE ASSIGNED RIGHTS...............................................3
     Section 2.1      Agreement to Sell and Purchase Assigned Rights and Obligations...................3
     Section 2.2      Assignment and Assumption of Assigned Rights and Obligations.....................3
     Section 2.3      Consideration for Assigned Rights and Obligations................................3
     Section 2.4      Deposit..........................................................................4
     Section 2.5      Buyer Designee...................................................................4
     Section 2.6      Escrow...........................................................................4
     Section 2.7      Indemnity of Escrow Holder.......................................................4

ARTICLE 3- REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER .........................................4
     Section 3.1      Authorization and Compliance.....................................................4
     Section 3.2      Binding Obligation of Buyer......................................................5
     Section 3.3      No Conflict With Other Agreements................................................5
     Section 3.4      No Further Consent Required......................................................5
     Section 3.5      Independent Evaluation...........................................................5
     Section 3.6      Direction to Conduct Due Diligence...............................................5
     Section 3.7      No Reliance on Seller............................................................5
     Section 3.8      Application to Designee..........................................................6

ARTICLE 4- REPRESENTATIONS AND WARRANTIES OF SELLER....................................................6
     Section 4.1      Seller Is Holder of Loan and Assigned Rights and Obligations.....................6
     Section 4.2      Compliance with FHA Regulations..................................................6

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
     Section 4.3      Advances.........................................................................6
     Section 4.4      Disclaimer.......................................................................6

ARTICLE 5- CONDITIONS PRECEDENT........................................................................7
     Section 5.1      Conditions for the Benefit of Buyer, Including Due Diligence.....................7
     Section 5.2      Conditions for the Benefit of Seller.............................................7
     Section 5.3      Failure or Waiver of Conditions Precedent........................................7

ARTICLE 6- CLOSING.....................................................................................8
     Section 6.1      Escrow...........................................................................8
     Section 6.2      Deliveries by Buyer..............................................................8
     Section 6.3      Deliveries by Seller.............................................................8
     Section 6.4      Delivery of Loan Files and Funds.................................................9
     Section 6.5      Closing Costs....................................................................9
     Section 6.6      Prorations......................................................................10
     Section 6.7      Insured Collateral..............................................................10
     Section 6.8      Title Insurance.................................................................10

ARTICLE 7- FILES AND RECORDS..........................................................................10
    Section 7.1       Conformity to Law...............................................................10
    Section 7.2       Inspection by Seller............................................................10

ARTICLE 8- RELEASE AND INDEMNIFICATION OF SELLER......................................................10
     Section 8.1      Seller's Indemnification........................................................10
     Section 8.2      Buyer's Indemnification.........................................................10
     Section 8.3      Collateral Materials............................................................11

ARTICLE 9- BREACH OF THE AGREEMENT....................................................................11
     Section 9.1      Seller's Breach.................................................................11
     Section 9.2      Buyer's Breach..................................................................12
     Section 9.3      Liquidated Damages..............................................................12
     Section 9.4      No Personal Liability...........................................................12
     Section 9.5      Intentionally Deleted...........................................................12
     Section 9.6      Damages Related To Collateral...................................................12

ARTICLE 10- NOTICES...................................................................................12

ARTICLE 11- MISCELLANEOUS PROVISIONS..................................................................13
   Section 11.1       Waiver of Jury Trial............................................................13
   Section 11.2       Severability....................................................................14
   Section 11.3       Rights Cumulative: Waivers......................................................14
   Section 11.4       Headings........................................................................14
   Section 11.5       Construction....................................................................14
   Section 11.6       Assignment......................................................................14
   Section 11.7       Prior Understandings............................................................14
   Section 11.8       Integrated Agreement............................................................14
   Section 11.9       Counterparts....................................................................14
   Section 11.10      Survival........................................................................15

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
   Section 11.11      Governing Law...................................................................15
   Section 11.12      Expenses........................................................................15
   Section 11.13      Brokers.........................................................................15
   Section 11.14      Effectiveness Of The Agreement..................................................15
   Section 11.15      Attorneys' Fees.................................................................15
   Section 11.16      Further Assurances..............................................................15
   Section 11.17      Publicity.......................................................................15
   Section 11.18      Confidentiality.................................................................15
   Section 11.19      Time of Essence.................................................................16

ARTICLE 12- ..........................................................................................16
   Section 12.1       Non-Solicitation of Obligors....................................................16

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                               LOAN SALE AGREEMENT

THIS LOAN SALE AGREEMENT ("Agreement"), is made and entered into as of February 10, 2004, by and between AMERICAN INSURED MORTGAGE INVESTORS - SERIES 85, L.P., a California limited partnership ("Seller") and GREYSTONE SERVICING CORPORATION, INC., a Georgia corporation ("Buyer").

                                    RECITALS

     A. Seller is the holder of and wishes to sell certain Loans (as identified on Schedule 1 hereto) on the terms and subject to the conditions set forth herein.

     B. Buyer wishes to purchase the Loans, all on the terms and subject to the conditions set forth herein.

     C. The Loans are fully insured by the United States Department of Housing and Urban Development ("HUD") acting through an authorized agent (the "FHA") under various sections of the National Housing Act, as amended and the regulations promulgated thereunder (the "Regulations").

     D. Pursuant to that certain Loan Servicing Agreement dated July 1, 1995 ("Loan Servicing Agreement"), Seller entered into an agreement with CRIIMI MAE Services Limited Partnership ("CMSLP") whereby CMSLP agreed to service the Loans, among others.

     E. Seller and CMSLP have agreed to terminate their servicing agreement in regard to the Loans, subject only to CMSLP's obligation to indemnify Seller, its successors and assigns, against any failure of CMSLP to service said Loans in accordance with FHA requirements so as not to adversely affect the FHA insurance on the Loans, and Seller wishes, as part of the transaction contemplated herein to convey all of its right, title interest and obligations in and to the Loans on a "servicing released" basis, and to assign its rights and obligations in CMSLP's indemnification to Buyer.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the Premises, which are incorporated herein by reference, and the mutual promises herein set forth and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     For purposes of this Agreement, the following terms shall have the meanings indicated:

     Section 1.1 "Agreement" means this Loan Sale Agreement, including all Exhibits and Schedules hereto.

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     Section 1.2 "Assigned Rights and Obligations"  means all of Seller's right, title, interest and obligations, if any, in and to the Loans as of the Closing Date on a "servicing released" basis, and its rights to CMSLP's indemnification for any servicing defaults prior to Closing hereunder.

     Section 1.3 "Assignment and Assumption of Assigned Rights and Obligations" means the documents to be delivered on the Closing Date by Buyer and Seller, the forms of which are attached hereto as Exhibit B, whereby Seller assigns to Buyer or Buyer's designee, and Buyer or Buyer's designee accepts from Seller, the Assigned Rights and Obligations.

     Section 1.4 "Business Day" means any day on which Seller is open for business other than a Saturday, a Sunday or a Maryland state or Federal holiday.

     Section 1.5 "Closing" means the occurrence of all acts required by this Agreement to assign and transfer the Assigned Rights and Obligations from Seller to Buyer and for Buyer to accept the Assigned Rights and Obligations from Seller.

     Section 1.6 "Closing Date" means February 10, 2004 or such other date upon which Buyer and Seller may mutually agree.

     Section 1.7 "Cobblestone Loan" means (a) the obligation evidenced by the Loan Note in the original principal amount of $5,306,000.00, the Loan Documents and/or any amendment thereto and (b) all rights, powers, liens or security interests of Seller in or under any Collateral Document.

     Section 1.8 "Closing Documents" means all documents described herein that are required to be delivered at the Closing by Seller or Buyer.

     Section 1.9 "Collateral" means the real and personal property, guaranty, pledge and/or other property securing the Loan Note as described in the Loan Documents.

     Section 1.10 "Collateral Document" means the deed of trust, mortgage security agreement, UCC financing statements, guaranty, letter of credit, pledge, loan agreement and/or other instruments creating a security interest in, and/or a lien or encumbrance upon any of the Collateral, including without limitation any of the Loan Documents.

     Section 1.11 INTENTIONALLY DELETED.

     Section 1.12 "Escrow" means the escrow to be opened with the Escrow Holder in connection with this Agreement and the transaction contemplated hereunder.

     Section 1.13 "Escrow Holder" means First American Title Insurance Company, whose address for this transaction is as follows:

                           1801 K Street, NW, Suite 200 K-1
                           Washington, D.C. 20006
                           Attn:  Brian A. Lobuts, Vice President

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     Section 1.14 INTENTIONALLY DELETED.

     Section 1.15 "Loans" means the Cobblestone Loan and the Plantation Loan collectively, or individually a "Loan", each as more particularly identified on
Schedule 1 hereto.

     Section 1.16 "Loan Documents" means the agreements, instruments, affidavits or other documents related to, or evidencing, the Loan, as obtained at the time of its origination and any subsequent modification, which are set forth and listed in Exhibit A.

     Section 1.17 "Loan Note" means the Deed of Trust Note evidencing the indebtedness of the Cobblestone Loan and the Deed of Trust Note evidencing the indebtedness of the Plantation Loan both as described on Exhibit A hereto collectively.

     Section 1.18 "Obligor" means the borrower under a Loan Note.

     Section 1.19 "Plantation Loan" means (a) the obligation evidenced by the Loan Note in the original principal amount of $4,715,300.00, the Loan Documents and/or any amendment thereto and (b) all rights, powers, liens or security interests of Seller in or under any Collateral Document.

     Section 1.20 "Purchase Price" means the 107.00% of the then outstanding principal balance of the Loans on the Closing Date as shown on Schedule 1, attached hereto and made a part hereof, plus accrued and unpaid interest thereon.

                                    ARTICLE 2
            PURCHASE AND SALE OF THE ASSIGNED RIGHTS AND OBLIGATIONS

     Section 2.1 Agreement to Sell and Purchase Assigned Rights and Obligations. On the Closing Date, Seller agrees to sell, transfer and assign, and Buyer agrees to purchase and assume, the Assigned Rights and Obligations, without representations, express or implied except as specifically set forth herein, without warranties, express or implied, except as specifically set forth herein and without recourse to Seller.

     Section 2.2 Assignment and Assumption of Assigned Rights and Obligations. On the Closing Date, Seller and Buyer shall each deliver to the other an Assignment and Assumption of Assigned Rights and Obligations, in the form of Exhibit B hereto, executed by an authorized representative of Seller and Buyer, which Assignment and Assumption of Assigned Rights and Obligations shall sell, transfer, assign, set-over, convey and delegate to Buyer the Assigned Rights and Obligations.

     Section 2.3 Consideration for Assigned Rights and Obligations. As consideration for the transfers and assignments hereunder by Seller, Buyer shall pay the Purchase Price to Seller on the Closing Date, and Buyer shall assume all of Seller's obligations under the Assigned Rights and Obligations. On the Closing Date, Buyer shall pay to Seller, by wire transfer of immediately available funds, the Purchase Price together with any additional amounts payable by Buyer pursuant to the closing adjustments and prorations described in Sections 6.5 and 6.6 hereof.

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     Section 2.4 Deposit. INTENTIONALLY DELETED.

     Section 2.5 Buyer Designee. Upon the written consent of Seller delivered to Buyer at least five (5) business days prior to the Closing, Buyer may designate to Seller in writing, at its sole discretion, an affiliated entity as designee to receive and assume the Assigned Rights and Obligations. If Buyer designates another entity to assume the Assigned Rights and Obligations, Buyer nevertheless shall remain liable for all obligations of Buyer hereunder and thereunder, notwithstanding any such designation.

     Section 2.6 Escrow. Upon the execution of this Agreement by Buyer and Seller, and the acceptance of this Agreement by the Escrow Holder in writing, this Agreement shall constitute the joint escrow instructions of Buyer and Seller to Escrow Holder to open Escrow for the consummation of the transfer of the Assigned Rights and Obligations to Buyer pursuant to this Agreement. Upon Escrow Holder's receipt of the Deposit and Escrow Holder's written acceptance of this Agreement, Escrow Holder is authorized to act in accordance with the terms of this Agreement. Buyer and Seller shall promptly execute general escrow instructions based upon this Agreement at the request of Escrow Holder; provided, however, that if there is any conflict or inconsistency between such general escrow instructions and this Agreement, this Agreement shall control. Upon the Closing, Escrow Holder shall pay any sum owed to Seller with immediately available United States federal funds. In the event of a dispute between any of the parties hereto which cannot be resolved prior to 2:00 pm EST on the Closing Date, Escrow Holder shall immediately return all funds via wire transfer and documents via overnight delivery to the respective party depositing same with Escrow Agent and shall thereupon be discharged. Seller and Buyer covenant and agree that in performing any of its duties under this Agreement, Escrow Holder shall not be liable for any loss, costs or damage which it may incur as a result of serving as Escrow Holder hereunder, except for any loss, costs or damage arising out of its willful default or gross negligence.

     Section 2.7 Indemnity of Escrow Holder. Seller and Buyer hereby agree to indemnify and hold harmless Escrow Agent against any and all losses, claims, damages, liabilities and expenses, including without limitation, reasonable costs of investigation and attorneys' fees and disbursements which may be imposed upon or incurred by Escrow Agent in connection with its serving as Escrow Agent hereunder, except for any loss, costs or damage arising out of its willful default or gross negligence.

                                    ARTICLE 3
               REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER

     Buyer hereby represents, warrants and covenants as of the date hereof and as of the Closing Date that:

     Section 3.1 Authorization and Compliance. Buyer is an FHA-approved mortgagee, is duly and legally authorized to enter into this Agreement and has complied with all laws, rules, regulations, charter provisions and bylaws to which it may be subject and that the undersigned representative is authorized to act on behalf of and bind Buyer to the terms of this Agreement. Upon the execution hereof, Buyer will supply Seller with a certified copy of a resolution of its Board of Directors, Partners, or Members as the case may be,


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authorizing Buyer's entry into this Agreement through such  representative, together with such documents as Seller may reasonably require as evidence of the Buyer's good standing or as further evidence of such authority.

     Section 3.2 Binding Obligation of Buyer. Assuming due authorization, execution and delivery by each other party hereto, this Agreement and all of the obligations of Buyer hereunder are the legal, valid and binding obligations of Buyer, enforceable in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     Section 3.3 No Conflict With Other Agreements. The execution and delivery of this Agreement and the performance of its obligations hereunder by Buyer will not conflict with any provision of any law or regulation to which Buyer is subject or conflict with or result in a breach of or constitute a default of any of the terms, conditions or provisions of any agreement or instrument to which Buyer is a party or by which it is bound or any order or decree applicable to Buyer.

     Section 3.4 No Further Consent Required. Buyer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with Buyer's execution, delivery, or performance of this Agreement, except such as have been obtained.

     Section 3.5 Independent Evaluation. Buyer's decision to purchase the Loans and assume the Assigned Rights and Obligations pursuant to this Agreement is and was based upon Buyer's own independent evaluation of any information made available by Seller, and Buyer's independent evaluation of the Loan Documents and Collateral Documents, and Buyer has been given the opportunity to inspect and review the Loan Documents, Collateral Documents, Collateral and other related information as it deems necessary, proper or appropriate. Buyer has relied solely on its own investigation and it has not relied upon any oral or written information provided by Seller or its personnel or agents and acknowledges that no employee or representative of Seller has been authorized to make, and that Buyer has not relied upon, any statements other than those specifically contained in this Agreement.

     Section 3.6 Direction to Conduct Due Diligence. Buyer has been urged, invited and directed to conduct such due diligence review and analysis of the Collateral, Loan Documents, Collateral Documents and related information, together with such records as are generally available to the public from local, county, state and federal authorities, record-keeping offices and courts (including, without limitation, any bankruptcy courts in which Obligor, its guarantor or surety, if any, may be subject to any pending bankruptcy proceedings), as Buyer deemed necessary, proper or appropriate in order to make a complete, informed decision with respect to the purchase and acquisition of the Assigned Rights and Obligations.

     Section 3.7 No Reliance on Seller. Buyer is not relying upon the continued actions or efforts of Seller in connection with its decision to purchase the Loan and to purchase and assume the Assigned Rights and Obligations, and Buyer agrees that the representations

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made herein and other  valid  reasons  and the  purchase  of the Loan,  the
Assigned Rights and Obligations does not constitute the purchase of securities within the meaning of federal or state securities laws.

     Section 3.8 Application to Designee. If Buyer designates an affiliate to receive and assume the Assigned Rights and Obligations pursuant to Section 2.5, all of the representations, warranties and covenants of Buyer contained in this
Article 3 shall be deemed remade and to apply to Buyer's designee as if the name of Buyer's designee were substituted in place of Buyer in each instance other than the preamble to Article 3.

                                    ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Section 4.1 Seller Is Holder of Loan and Assigned Rights and Obligations. Seller hereby represents and warrants that at all times relevant Seller has been, and as of the date hereof and as of the Closing Date, that the Seller is an FHA-approved mortgagee and is the holder of the mortgagee's and servicer's interest in the Loan and that the Seller has the authority and right to sell and assign the Assigned Rights and Obligations to Buyer.

     Section 4.2 Compliance with FHA Regulations. Seller hereby represents and warrants that at all times relevant and as of the date hereof and as of the Closing Date, has caused CMSLP in its capacity as servicer of the Loans to comply with the requirements of the National Housing Act and the Regulations and to perform its duties and acts in accordance with the normal and usual standards of practice of prudent servicers of FHA-insured project mortgage loans and in compliance with the Loan Servicing Agreement and that the Loans have been finally endorsed by FHA for mortgage insurance which is in full force and effect, and which may be claimed without surcharge. Further, Seller hereby represents and warrants that CMSLP has fully indemnified Seller against any servicing defects or default by CMSLP that could adversely affect the FHA insurance on the Loans and which indemnification is fully assignable to Buyer.

     Section 4.3 Advances. Seller hereby represents and warrants that no advance or advances have been made by the mortgagee to the mortgagor with respect to each of the Mortgage Loans, except as set forth on Exhibit A.

     Section 4.4 Disclaimer. EXCEPT FOR THOSE EXPRESSED IN SECTION 4.1 AND 4.2, NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, HAVE BEEN MADE BY SELLER OR BY ANYONE ACTING ON ITS BEHALF, PARTICULARLY, BUT WITHOUT IN ANY WAY LIMITING THE GENERALITY OF THE FOREGOING, NO WARRANTIES OR REPRESENTATIONS REGARDING (i) THE COLLECTABILITY OF THE LOAN, (ii) THE CREDITWORTHINESS OF ANY OBLIGOR, (iii) THE VALUE OF ANY COLLATERAL SECURING PAYMENT OF THE LOAN, (iv), THE LOAN'S FREEDOM FROM LIENS AND ENCUMBRANCES, IN WHOLE OR IN PART, (v) THE TRANSFERABILITY AND ENFORCEABILITY OF THE LOAN NOTE AND COLLATERAL DOCUMENTS SUPPORTING THE LOAN, OR (vi) TITLE TO OR THE CONDITION OF THE UNDERLYING COLLATERAL INCLUDING BUT NOT LIMITED TO ANY ENVIRONMENTAL MATTER OR CONDITION, WHETHER LATENT OR OBSERVABLE. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE LOAN SOLD AND THE RIGHTS AND

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

OBLIGATIONS ASSIGNED TO AND ASSUMED BY BUYER UNDER THIS AGREEMENT ARE SOLD AND TRANSFERRED WITHOUT RECOURSE.

                                    ARTICLE 5
                              CONDITIONS PRECEDENT

     Section 5.1 Conditions for the Benefit of Buyer, Including Due Diligence. Notwithstanding anything in this Agreement to the contrary, Buyer's obligation to purchase and assume the Assigned Rights and Obligations shall be subject to and contingent upon the satisfaction (or waiver by Buyer) of each of the following conditions precedent, prior to or on the Closing Date:

                 (a) All Closing Documents necessary to consummate the transactions contemplated in this Agreement shall have been executed and delivered by Seller as required by this Agreement.

                 (b) There shall not have been any material damage or destruction to the Collateral from the condition of the Collateral as it existed upon the effective date of this Agreement.

                 (c) Neither Buyer nor Seller shall have terminated this Agreement pursuant to the terms of this Agreement.

                 (d) Each and every representation and warranty of Seller contained in this Agreement shall be true and correct in all material respects as of the Closing Date.

     Section 5.2 Conditions for the Benefit of Seller. Notwithstanding anything in this Agreement to the contrary, Seller's obligation to sell and assign the Assigned Rights and Obligations shall be subject to and contingent upon the satisfaction (or waiver by Seller) of the following conditions precedent prior to or on the Closing Date:

                 (a) Payment of the Purchase Price, plus sufficient funds to pay Buyer's share of prorations and closing expenses as set forth in Sections 6.5 and 6.6 below, to Seller at the Closing.

                 (b) All Closing Documents necessary to consummate the transaction as contemplated in this Agreement shall have been executed and delivered by Buyer as required by this Agreement.

                 (c) Neither Buyer nor Seller shall have terminated the Agreement pursuant to the terms of this Agreement.

                 (d) Each and every representation and warranty of Buyer contained in this Agreement shall be true and correct as and when made and as of the Closing Date in all material respects.

     Section 5.3 Failure or Waiver of Conditions Precedent. In the event any of the conditions set forth in Section 5.1 or 5.2 do not occur as of the Closing Date, or such earlier date as set forth above, or have not been waived in writing by Buyer or Seller, respectively,

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

the party for whose benefit the failed condition exists may terminate this Agreement by written notice to the other party, and neither party shall have any further obligation to the other, other than as stated in the Agreement. Buyer and Seller may, at their election, at any time or times on or before the Closing Date, waive in writing the benefit of any of the conditions set forth in Section
5.1 or 5.2. A party's waiver of any condition to the Closing shall not constitute a waiver by that party of any other unsatisfied conditions, or of such party's right to terminate this Agreement based on said other unsatisfied conditions, unless such waiver is specified in writing by such party. Buyer and Seller agree to cooperate and to use all reasonable efforts to fulfill the conditions set forth herein. Anything herein to the contrary notwithstanding, Seller shall be liable to Buyer for any out of pocket costs incurred by Buyer as a result of Seller's failed timely delivery of the Closing Documents in accordance herewith.

                                    ARTICLE 6
                                     CLOSING

     Section 6.1 Escrow. The Escrow contemplated by this Agreement shall be opened by Buyer and Seller with Escrow Holder in accordance with Sections 2.4,
2.6 and 2.7 herein. On or before two (2) Business Days prior to the Closing Date, Seller and Buyer shall deliver such additional joint escrow instructions to Escrow Holder consistent with this Article 6 as are reasonably required by Escrow Holder. The Closing shall be via telephone, confirmed in writing.

     Section 6.2 Deliveries by Buyer. On the Closing Date, Buyer shall deliver to Seller:

                 (a) the Purchase Price plus sufficient funds to pay Buyer's share of all prorations and closing expenses as set forth in Sections 6.5 and
6.6 below by means of a wire transfer to Seller of U. S. Dollars in immediately available federal funds;

     Section 6.3 Deliveries by Seller. Seller shall deliver to Buyer the following original Loan Documents for each Loan:

                (a) the original Deed of Trust Note with all interim assignments, amendments and modifications, and an original Allonge, duly endorsing the Deed of Trust Note to the order of Buyer without recourse;

                 (b) the original recorded Deed of Trust with all interim assignments, amendments and modifications, and Seller's duly executed original assignment thereof, in recordable form;

                 (c) the original Security Agreement with all interim assignments, amendments and modifications, and Seller's duly executed original assignment thereof to Buyer, together with UCC assignments of security interest sufficient for filing in the jurisdiction where the mortgaged property is located and the jurisdiction where the Obligor is organized;

                 (d) the original mortgagee's title insurance policy insuring Seller's first priority lien against the Collateral;

                 (e) the original Mortgagor/Mortgagee Agreement, with all interim assignments, amendments and modifications, and Seller's duly executed assignment thereof to Buyer;

                 (f) the original Agreement of Restrictions with all interim assignments, amendments and modifications, and Seller's duly executed assignment thereof to Buyer;

                 (g) all original escrow agreements, if any, with all interim assignments, amendments and modifications, with Seller's duly executed original assignment to Buyer of any such escrow agreements;

                 (h) the originals of all other collateral documents including all contracts, documents, files, accounts and assets related to such Loan, with all interim assignments, amendments and modifications of each, and Seller's duly executed original assignment to Buyer thereof;

                 (i) a completed HUD 920080, Mortgage Record Change; and

                 (j) letters to all management companies, taxing authorities, and insurance agencies notifying them of the change of mortgagee (letters to the insurance agencies must include a request for an endorsement to the policy changing the named payee in the mortgagee clause); and

                 (k) a copy of the Regulatory Agreement between the Obligor and HUD;

                 (l) an assignment of CMSLP's indemnification regarding servicing defects and defaults existing prior to or as of the Closing Date, in such form as set forth on Exhibit C hereto.

     Section 6.4 Delivery of Loan Files and Funds. Seller agrees to deliver to Buyer or Buyer's designee at Seller's place of business as soon as practicable following the Closing Date each original Loan Document in Seller's possession affecting the Loan. On the Closing Date, Seller shall deliver to Buyer via wire transfer in accordance with Buyer's wire instructions to be provided, all escrow, reserve and other funds and securities held in conjunction with the Loans, and shall provide Buyer with a detailed written statement of explanation thereof.

     Section 6.5 Closing Costs. Seller and Buyer shall each pay the fees and expenses of their respective legal counsel incurred in connection with this transaction. Buyer shall pay all other costs and expenses related to the transaction. Seller shall not bear the cost of any recordation fees and/or taxes associated with selling, transferring, and assigning the Loan, including, without limitation, recording an assignment of the Mortgage, assignments of any financing statements, and any fees and/or taxes associated with other transfer documents which are to be recorded in connection with the transactions contemplated hereby. On the Closing Date, Buyer agrees to pay to Seller cash in an amount sufficient to reimburse Seller for any costs incurred by Seller with respect to the Closing for which Buyer is required to pay under this Agreement. Any payments on the Loans received after Closing shall be immediately forwarded to Buyer.

     Section 6.6 Prorations. Payments of principal and/or interest payable pursuant to the Loan or any of the Loan Documents on or prior to the Closing Date shall be the property of Seller and shall not be prorated as between Buyer and Seller if received by Seller on or before the Closing Date. Any payment so received by Seller on or prior to the Closing Date and applied in accordance with FHA requirements shall adjust the then outstanding principal balance accordingly.

     Section 6.7 Insured Collateral. Buyer is responsible for having itself substituted as loss payee on any collateral risk insurance in which Seller is currently listed as a loss payee. Any loss after the Closing to either Obligor or to Buyer or to the value or collectability of the Loan due to Seller's cancellation of collateral risk insurance or its failure to identify Buyer as loss payee is the sole responsibility of Buyer.

     Section 6.8 Title Insurance. Seller shall have no responsibility for and shall have no obligation to pay any costs associated with transferring and obtaining any endorsements to any existing title policy or new title policy in connection with this transaction.

                                    ARTICLE 7
                                FILES AND RECORDS

     Section 7.1 Conformity to Law. Buyer agrees to abide by all applicable state and federal laws, and HUD requirements regarding the handling and maintenance of all documents and records relating to the Loan purchased hereunder including, but not limited to, the length of time such documents and records are to be retained.

     Section 7.2 Inspection by Seller. After the transfer of documents or files to Buyer pursuant to the terms of this Agreement, Buyer agrees that Seller shall have the continuing right to use, inspect, and make extracts from or copies of any such documents or records, at its sole expense, in connection with any dispute or litigation related to the Collateral or the Loan in which Seller is a party, upon Seller's reasonable notice to Buyer.

                                    ARTICLE 8
                      RELEASE AND INDEMNIFICATION OF SELLER

Section 8.1 Seller's Indemnification. Seller agrees to defend, indemnifty and hold harmless Buyer, its affiliates, subsidiaries, its managers, members, employees, agents, servicers and representatives from, against and in respect of any and all loss, costs, claims, damage, liability and expense, including, without limitation, reasonable attorneys fees and expenses arising out of or relating in any way to the Seller's actions and inactions relating in any way to the Collateral, the Collateral Documents or the Loan Documents, including indemnification against any servicing defects or default by CMSLP that could adversely affect the FHA insurance on the Loans, which actions or inactions occurred prior to the Closing Date.

     Section 8.2 Buyer's Indemnification. Buyer agrees to defend, indemnifty and hold harmless Seller, its affiliates, subsidiaries, its managers, members, employees, agents, servicers and representatives from, against and in respect of any and all loss, costs, claims, damage, liability and expense, including, without limitation, reasonable attorneys fees and expenses arising out of or relating in any way to the Buyer's actions and inactions relating in any way to the Collateral, the Collateral Documents or the Loan Documents, which actions or inactions occurred subsequent to the Closing Date.

     Section 8.3 Collateral Materials. Seller has provided Buyer certain asset summaries and other information and has provided Buyer access to certain other materials and information, which may have included certain loan documents, title reports, file reviews, internal analyses and memoranda, correspondence, environmental assessments, inspection reports, operating statements, rent rolls, surveys, engineering reports, and/or appraisals relating to the Collateral and certain financial statements, credit reports, operating statements, internal analyses and memoranda and other information regarding the financial condition, management ability and other aspects of the Obligor, including, without limitation, those certain items described in Exhibit A hereto (the above described asset summaries, materials and other documents, information and reports  listed  on  Exhibit  A  are  referred  to  herein  as  the  "Collateral
Materials"). BUYER UNDERSTANDS AND ACKNOWLEDGES THAT, ALTHOUGH SELLER HAS ATTEMPTED TO PROVIDE BUYER ACCESS TO INFORMATION IN SELLER'S POSSESSION WHICH SELLER BELIEVED COULD BE RELEVANT, THE COLLATERAL MATERIALS WERE NOT PREPARED FOR BUYER OR TO BE RELIED UPON BY BUYER, THAT THEY MAY BE INCOMPLETE AND OUTDATED AND MAY CONTAIN ERRORS, OMISSIONS, AND INACCURATE AND CONFLICTING INFORMATION, AND THAT SELLER HAS NOT ATTEMPTED TO VERIFY, CORRECT OR RECONCILE THE INFORMATION IN THE COLLATERAL MATERIALS. BUYER UNDERSTANDS AND ACKNOWLEDGES THAT ANY COLLATERAL REPORT WHICH MAY BE PROVIDED BY SELLER IS BEING PROVIDED WITHOUT REPRESENTATION OR WARRANTY AS TO THE COMPLETENESS, ACCURACY OR SUFFICIENCY OF THE FACTS, ASSUMPTIONS OR CONCLUSIONS CONTAINED THEREIN; AND BUYER HEREBY WAIVES, RELEASES AND AGREES NEVER TO AS SERT ANY CLAIMS AGAINST SELLER, ITS RESPECTIVE REPRESENTATIVES OR THE PREPARERS OF THE COLLATERAL
MATERIALS WHICH COULD BE ALLEGEDLY BASED UPON RELIANCE ON THE COLLATERAL MATERIALS. BUYER HAS BEEN AND IS HEREBY EXPRESSLY ADVISED BY SELLER TO CONDUCT AN INDEPENDENT INVESTIGATION WITH RESPECT TO THE IDENTIFICATION AND SUFFICIENCY OF THE COLLATERAL, THE VALUE AND CONDITION OF THE COLLATERAL, THE LIEN PRIORITY AND PERFECTION OF THE LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, OBTAINING TITLE SEARCHES AND/OR, IF OBTAINABLE, LENDER'S TITLE POLICY ENDORSEMENTS OR NEW LENDER'S TITLE POLICIES IN CONNECTION WITH THE COLLATERAL), THE FINANCIAL CONDITION AND MANAGEMENT ABILITY OF THE OBLIGOR, THE VALIDITY AND ENFORCEABILITY OF THE LOAN DOCUMENTS AND ALL OTHER MATTERS) WHICH COULD AFFECT THE COLLECTIBILITY AND VALUE OF THE LOAN NOTE AND OTHER LOAN DOCUMENTS, THE ASSIGNED RIGHTS AND OBLIGATIONS.

                                    ARTICLE 9
                             BREACH OF THE AGREEMENT

     Section 9.1 Seller's Breach. If Seller breaches this Agreement, and Buyer does not close the transactions contemplated hereunder or such breach is discovered after Closing, Seller shall be allowed a reasonable opportunity to cure the breach. If the breach cannot be cured Buyer shall be reimbursed by Seller for all costs incurred, including costs of internal counsel, and Buyer may, at Buyer's option, pursue all of Buyer's rights and remedies that Buyer may have under this Agreement and at law. Buyer may not recover any consequential or punitive damages resulting from Seller's breach of the Agreement.

     Section 9.2 Buyer's Breach. If Buyer defaults under this Agreement, Seller at Seller's option, may pursue all of Seller's rights and remedies that Seller may have under this Agreement and at law, including but not limited to, reimbursement for costs, expenses and liquidated damages in an amount not to exceed $10,000.00 ("Liquidated Damages").

     Section 9.3 Liquidated Damages. BUYER AND SELLER ACKNOWLEDGE AND AGREE THAT
(a) IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO DETERMINE SELLER'S ACTUAL DAMAGES IN THE EVENT OF BUYER'S DEFAULT UNDER THIS AGREEMENT, AND (b) TAKING INTO ACCOUNT ALL OF THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT, THE AMOUNT OF $10,000.00 IS A REASONABLE ESTIMATE OF SELLER'S ACTUAL DAMAGES IN SUCH EVENT. CONSEQUENTLY, IN THE EVENT OF BUYER'S DEFAULT UNDER THIS AGREEMENT, SELLER' S SOLE AND EXCLUSIVE REMEDY AT LAW SHALL BE TO TERMINATE THIS AGREEMENT AND TO RECEIVE AND RETAIN THE LIQUIDATED DAMAGES.

Initials:

-----------------------                         -----------------------
Buyer                                           Seller

     Section 9.4 No Personal Liability. In no event shall any shareholder, director, partner or officer of Seller or a Related Person be personally liable for any obligations of Seller or Buyer under this Agreement.

     Section 9.5 Intentionally Deleted.

     Section 9.6 Damages Related To Collateral. Seller shall have no liability to Buyer with respect to any damage deriving from or related to the Collateral.

                                   ARTICLE 10
                                     NOTICES

     Unless otherwise provided for herein, all notices and other communications required or permitted hereunder shall be in writing (including a writing delivered by facsimile transmission and simultaneously sent by regular mail) and shall be deemed to have been duly given (a) when delivered, if sent by registered or certified mail (return receipt requested), (b) when delivered, if delivered personally or by facsimile or (c) on the second following Business Day, if sent by overnight mail or overnight courier, in each case to the parties at the following addresses (or at such other addresses as shall be specified by like notice):

If to the Seller: American Insured Mortgage Investors - Series 85, L.P.
                  c/o CRIIMI MAE Services Limited Partnership
                  11200 Rockville Pike, 4th Floor
                  Rockville,   Maryland  20852
                  Attention:  N.  Nelson  Phelps,  Esquire
                  Fax  No. 301-231-0630
                  Email: nphelps@criimi.com

With a copy to:   CRIIMI MAE INC.
                  11200 Rockville Pike, Suite 400
                  Rockville, Maryland 20852
                  Attention:  Mark Libera, General Counsel
                  Fax No. 301-255-0620
                  Email:  mlibera@criimi.com

If to the Buyer:  Greystone Servicing Corporation, Inc.
                  419 Belle Air Lane
                  Warrenton, Virginia 20186
                  Attention:  Deborah S. Cook, General Counsel
                  Fax No. 540-341-2192
                  Email:  dcook@greystoneusa.com

With a copy to:   Greystone & Co., Inc.
                  152 W. 57th Street, 60th
                  New York, NY  10019
                  Attention:  Serafino Tobia
                  Fax No.  212-649-9701


                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS

     Section 11.1 Waiver of Jury Trial. WITHOUT LIMITATION OF ANY OTHER COVENANT, RELEASE, REPRESENTATION OR WARRANTY OR ANY RIGHT OR REMEDY OF PARTIES UNDER THIS AGREEMENT, AT LAW OR IN EQUITY, EACH PARTY HEREBY KNOWINGLY,
VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION OR PROCEEDING ARISING IN ANY WAY IN CONNECTION WITH THIS AGREEMENT, ANY OF THE DOCUMENTS EXECUTED PURSUANT THERETO OR HERETO OR IN CONNECTION THEREWITH OR HEREWITH OR ANY OTHER STATEMENTS OR ACTIONS OF THE OTHER PARTY. EACH PARTY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE OTHER PARTY TO ENTER INTO THIS AGREEMENT AND EACH SUCH DOCUMENT, AND THAT THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

     Section 11.2 Severability. Each part of this Agreement is intended to be severable. If any term, covenant, condition or provision hereof is unlawful, invalid, or unenforceable for any reason whatsoever, and such illegality, invalidity, or unenforceability does not affect the remaining parts of this Agreement, then all such remaining parts hereof shall be valid and enforceable and have full force and effect as if the invalid or unenforceable part had not been included.

     Section 11.3 Rights Cumulative: Waivers. The rights of each of the parties under this Agreement are cumulative and may be exercised as often as any party considers appropriate. The right of each of the parties hereunder shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing. Any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right. Any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right. No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any such right or constitute suspension or any variation of any such right.

     Section 11.4 Headings. The headings of the Articles and Sections contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

     Section 11.5 Construction. Unless the context otherwise requires, singular nouns and pronouns, when used herein, shall be deemed to include the plural of such noun or pronoun and pronoun of one gender shall be deemed to include the equivalent pronoun of the other gender.

     Section 11.6 Assignment. Subject to Section 2.5, this Agreement may not be assigned by Buyer without the prior written consent of Seller, which consent Seller may grant or withhold in its sole and absolute discretion. Any attempted assignment by Buyer without the prior consent of Seller shall be voidable by Seller. Subject to the foregoing, this Agreement and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof, including the Exhibits hereto, shall be binding upon and shall inure to the benefit of, the undersigned parties and their respective heirs, executors, administrators, representatives, successors, and assigns.

     Section 11.7 Prior Understandings. This Agreement supersedes any and all prior discussions and agreements between Seller and Buyer with respect to the purchase of the Loans and other matters contained herein, and this Agreement contains the sole and entire understanding between the parties hereto with respect to the transactions contemplated herein.

     Section 11.8 Integrated Agreement. This Agreement and all Exhibits hereto constitute the final complete expression of the intent and understanding of Buyer and Seller. This Agreement shall not be altered or modified except by a subsequent writing, signed by Buyer and Seller.

     Section 11.9 Counterparts. This Agreement maybe executed by fax (if promptly followed by the original) and in any number of counterparts, each of which shall constitute one and the same instrument, and either party hereto may execute this Agreement by signing any such counterpart.

     Section 11.10 Survival. Each and every covenant herein made by the Buyer and Seller shall survive the Closing and shall not merge into the Closing Documents, but instead shall be independently enforceable.

     Section 11.11 Governing Law. This Agreement shall be construed, and the rights and obligations of the Seller and the Buyer hereunder determined, in accordance with the local law of the State of New York.

     Section 11.12 Expenses. Except as expressly set forth to the contrary in this Agreement, each party hereto shall be responsible for and bear all of its own respective expenses, including without limitation, expenses of legal counsel, accountants, and other advisors, incurred at any time in connection with pursuing or consummating this Agreement and the transactions contemplated thereby.

     Section 11.13 Brokers. Each party to this Agreement represents and warrants to the other that, in connection with the sale and purchase of the Loan, the party so representing and warranting has not dealt with any real estate broker, agent or finder Buyer and Seller shall indemnify and hold each other harmless against and from any inaccuracy in such representation. The rights, obligations, warranties and representations of the parties hereto under the provisions of this Section 11.13 survive Closing or any termination of this Agreement before Closing.

     Section 11.14 Effectiveness Of The Agreement. This Agreement shall not be deemed a contract binding upon the parties hereto unless and until it is fully executed and delivered.

     Section 11.15 Attorneys' Fees. In the event any dispute between Buyer and Seller should result in arbitration or litigation, the prevailing party shall be reimbursed for all reasonable costs incurred in connection with such litigation, including, without limitation, reasonable attorneys' fees.

     Section 11.16 Further Assurances. From and after the date of this Agreement, each party shall provide to the other party such other information regarding the Loans or the Collateral as the other party may reasonably request, and each party shall execute and deliver such other documents, deliver such other items and take such other actions as may be reasonably requested to allow the completion and consummation (or termination, as appropriate) of all tasks and the transactions contemplated by this Agreement.

     Section 11.17 Publicity. Neither party to this Agreement shall release any information concerning the transaction contemplated by this Agreement to the public by any means, including, but not limited to, a press release, or a tombstone or other advertisement, without the prior written consent and approval of the other party hereto.

     Section 11.18 Confidentiality. In no event shall either party to this Agreement issue any press release to any media of general circulation regarding this Agreement or the transactions contemplated hereby or otherwise disclose the terms and conditions of this

Agreement (other than a press release providing that the Buyer has acquired the Loan, which shall not disclose the terms of the acquisition); provided however that nothing herein shall be deemed to limit or impair in any way any party's ability to disclose the details of the transaction contemplated hereby to its affiliates, subsidiaries or legal and financial advisors or as may be necessary pursuant to any governmental order or applicable law or in litigation. Notwithstanding the foregoing, no party hereunder shall have any liability by reason of the details of the transaction contemplated hereby becoming known by means beyond the reasonable control of such party. This Section shall be supplemental to and not in derogation of the provisions of any Confidentiality Agreement entered into between Buyer and Seller.

     Section 11.19 Time of Essence. All parties hereto agree that time is of the essence with respect to this Agreement.

                                   ARTICLE 12

     Section 12.1 Non-Solicitation of Obligors. Seller and its affiliates shall be prohibited from soliciting or otherwise causing the refinance of the Loans during the remaining terms thereof.


                            (SIGNATURE PAGE FOLLOWS)

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                      SELLER:

                      American Insured Mortgage Investors - Series 85, L.P.

                           By: CRIIMI, Inc., its general partner

                           By:/s/Mark Libera
                           ------------------------------------------
                           Name: Mark Libera
                           Title:  Vice President

                      BUYER:

                      Greystone Servicing Corporation, Inc.

                           By:/s/Betsy Vartanian
                           ------------------------------------------
                           Name: Betsy Vartanian
                           ------------------------------------------
                           Title:  Executive Vice President
                           ------------------------------------------